ACQUISITION OF SKYEPHARMA, INC.	12 Months Ended
Dec. 31, 2010
ACQUISITION OF SKYEPHARMA, INC.
ACQUISITION OF SKYEPHARMA, INC.

4.    ACQUISITION OF SKYEPHARMA, INC.

        Pacira Pharmaceuticals, Inc., a Delaware corporation, is the holding company for a California operating subsidiary of the same name, which we refer to as PPI-California. On the Acquisition Date, MPM Capital, Sanderling Ventures, OrbiMed Advisors, HBM Bioventures, the Foundation for Research and their co-investors, through Pacira Pharmaceuticals, Inc., acquired PPI-California, from SkyePharma Holding, Inc. for an initial purchase price of $19.6 million.

        At the Acquisition Date, the Company determined that the lease rates associated with the assumed facilities leases were above market rates resulting in a $3.3 million unfavorable lease accrual as of the Acquisition Date. The unfavorable lease accrual, which is recorded in other long-term liabilities in the Company's consolidated balance sheets, is amortized over the remaining terms of the leases.

        In addition to the initial $19.6 million purchase price, the Company entered into an earn-out agreement with SkyePharma Holding, Inc. as additional purchase price which was based on Pacira reaching certain revenue milestones following the Acquisition. According to this agreement, Pacira would pay SkyePharma Holding, Inc. royalty payments based on the net revenues of EXPAREL and certain other products from the future yet-to-be-developed biologics product line and milestone payments of up to an aggregate of $62 million upon the occurrence of the following events: a) first commercial sale in the United States; b) first commercial sale in a major EU country (UK, France, Germany, Italy, or Spain); c) annual net sales reach $100 million; d) annual net sales reach $250 million and e) annual net sales reach $500 million. Additionally, the Company agreed to pay to SkyePharma Holding, Inc. a 3% royalty of its sales of EXPAREL in the United States, Japan, the United Kingdom, France, Germany, Italy and Spain. The fair value of this contingent obligation was $13.9 million on the Acquisition Date. For business combinations involving contingent consideration (that is, a combination that might result in the acquiring enterprise recognizing additional purchase price in a future period (also referred to as "contingent consideration")), the acquiring enterprise is required to recognize, as if it were a liability, an amount equal to the lesser of: (1) the maximum amount of contingent consideration issuable, and (2) the total amount of negative goodwill. Accordingly, even though the fair value of the contingent consideration was $13.9 million, the Company recognized only $2.0 million as a contingent purchase liability as of the Acquisition Date. The carrying amount of the contingent purchase liability to SkyePharma Holding, Inc. was $2.0 million as of December 31, 2010 and 2009. The Company has not paid any earn-out to SkyePharma Holding, Inc. for the years ended December 31, 2010, 2009 and 2008.